UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VIVOS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August [    ], 2023

Dear Fellow Stockholders:

You are cordially invited to attend Vivos Therapeutic, Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, September 22 2023 at 2:00 p.m. Mountain Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the accompanying proxy statement you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Mountain Time on September 21, 2023. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors and management, it is my pleasure to express our appreciation for your continued support of Vivos.

Sincerely,

/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman of the Board and Chief Executive Officer
Littleton, Colorado
August [ ], 2023

YOUR VOTE IS IMPORTANT

VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. PLEASE PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS FOR VOTING DESCRIBED IN THE PROXY STATEMENT BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD MAIL, EMAIL OR FAX AS DESCRIBED ON YOUR PROXY CARD. YOU MAY ALSO VOTE VIA THE INTERNET AS DESCRIBED HEREIN.

YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(720) 399-9322

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 22, 2023

2:00 P.M. MOUNTAIN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Vivos Therapeutics, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on Friday, September 22, 2023, at 2:00 p.m. Mountain Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.vivos.com/investor-relations/. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	AMENDMENT OF OUR 2019 STOCK OPTION AND STOCK ISSUANCE PLAN. To approve an amendment to our Amended and Restated 2019 Stock Option and Stock Issuance Plan (the “2019 Plan”) to increase the number of shares of our common stock authorized to be issued pursuant to the 2019 Plan by 2,000,000 shares from an aggregate of 2,366,667 shares to an aggregate of 4,366,667 shares;

2.	ELECTION OF DIRECTORS. To elect the six (6) directors named in the attached proxy statement (all of whom are currently serving as directors) to serve until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company;

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by the Audit Committee of our Board of Directors of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

4.	APPROVAL OF REVERSE STOCK SPLIT RANGE. To approve an amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to effect a reverse stock split of our common stock at a ratio of between one-for-ten and one-for-thirty (the “Reserve Split Proposal”), with such ratio to be determined at the sole discretion of our board of directors (the “Board”); and

5.	ANY OTHER BUSINESS. To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the proposals presented at the Annual Meeting. Only stockholders of record at the close of business on August 11, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE 2019 PLAN, FOR EACH OF THE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND FOR THE REVERSE SPLIT PROPOSAL.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy statement or cast your vote at the Annual Meeting to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 22, 2023: This notice of Annual Meeting, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.vivos.com/investor-relations/. We will also be mailing these materials to our stockholders of record as of the Record Date on or about August [    ], 2023.

Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “Voting and Related Matters”).

By order of the Board of Directors,

/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman of the Board and Chief Executive Officer
Littleton, Colorado
August [ ], 2023

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(720) 399-9322

PROXY STATEMENT

The enclosed proxy is solicited on behalf of Vivos Therapeutics, Inc., a Delaware corporation (the “Company,” “our,” “us” or “we”), by its Board of Directors (the “Board” or “Board of Directors”) for use at its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 2:00 p.m. Mountain Time on Friday, September 22, 2023, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

This notice of annual meeting and proxy statement and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the Board. The proxy materials are first being distributed or made available to our stockholders, by mail and via the internet, on or about August [     ] 2023.

These proxy solicitation materials are being provided to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the close of business on August 11, 2023 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 29,928,786 shares of Common Stock outstanding and approximately 6,841 beneficial holders of our Common Stock. Each share of Common Stock entitles the holder to one vote.

TABLE OF CONTENTS

Page
VOTING AND RELATED MATTERS	1
EXECUTIVE OFFICERS AND DIRECTORS	4
BOARD OF DIRECTORS	8
EXECUTIVE AND DIRECTOR COMPENSATION	12
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	24
HOUSEHOLDING
DELINQUENT SECTION 16(A) REPORTS	25
PROPOSALS
Proposal No. 1 – Approval of Amendment to the Company’s Amended and Restated 2019 Stock Option and Stock Issuance Plan to Increase The Number of Shares Available for Issuance Thereunder	26
Proposal No. 2 – Election of Directors	27
Proposal No. 3 – Ratification of the Appointment by the Audit Committee of the Board of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	28
Proposal No. 4 – Approval of Amendment to our Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock at a Ratio of Between One-for-Ten and One-for-Thirty	30
OTHER BUSINESS	35
HOUSEHOLDING	35
ANNUAL REPORT ON FORM 10-K	36

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Vivos Therapeutics, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of our Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card enables you to appoint R. Kirk Huntsman, our Chief Executive Officer and Chairman of the Board, and Bradford Amman, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The form of proxy card is annexed to this Proxy Statement.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the accompanying proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Mountain Time on September 21, 2023. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on the accompanying proxy card.

Voting by Mail. You can vote by marking, dating and signing your proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you received printed copies of the proxy materials by mail and are a beneficial holder, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Voting at the Meeting. If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;

●	provide written notice of the revocation to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 29,928,786 issued and outstanding shares of our Common Stock. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

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The presence, in person, online or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	the amendment to our Amended and Restated 2019 Stock Option and Stock Issuance Plan (the “2019 Plan”) to increase the number of shares of our Common Stock authorized to be issued pursuant to the 2019 Plan by 2,000,000 shares from an aggregate of 2,366,667 shares to an aggregate of 4,366,667 shares will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal;

2.	a majority of the shares present in person online or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;

3.	the ratification of the appointment by the Audit Committee of our Board of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal; and

4.	the amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to effect a reverse stock split of our common stock at a ratio of between one-for-ten and one-for-thirty (the “Reserve Split Proposal”), with such ratio to be determined at the sole discretion of our Board will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The amendment to the 2019 Plan and the election of the directors are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals. The ratification of the appointment of Moss Adams and the approval of the Reserve Split Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given. With regard to the approval of the amendment to the 2019 Plan and the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the approval of the amendment to the 2019 Plan or the election of the directors. With regard to the ratification of the appointment by the Audit Committee of our Board of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the amendment to the 2019 Plan to increase the number of shares of our Common Stock authorized to be issued pursuant to the 2019 Plan from an aggregate of 2,366,667 shares to an aggregate of 4,366,667 shares unless the authority to vote for such directors is withheld;

2.	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

3.	“for” the ratification of the appointment by the Audit Committee of our Board of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	“for” the approval of an amendment our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of between one-for-ten and one-for-thirty, with such ratio to be determined at the sole discretion of the Board.

2

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we will send to you these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. This practice is designed to reduce our printing and postage costs. However, if you reside at such an address and wish to receive a separate Annual Report on Form 10-K or proxy statement in the future, you may telephone our Secretary at (720) 399-9322 or write to Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210 Littleton, Colorado 80120, Attention: Secretary. If you are receiving multiple copies of our Annual Report on Form 10-K and proxy statement, you may request householding by contacting our Secretary in the same manner.

If you have received or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

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No Right of Appraisal

None of Delaware law, our certificate of incorporation or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Secretary at (720) 399-9322 or by sending a letter to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, with any questions about proposals described in this proxy statement or how to execute your vote.

EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of August 11, 2023. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position and Offices With the Company
R. Kirk Huntsman	65	Co-founder, Chairman of the Board, and Chief Executive Officer
Bradford Amman	61	Chief Financial Officer
Ralph E. Green	83	Director
Anja Krammer	55	Director
Mark F. Lindsay	60	Director
Leonard J. Sokolow	66	Director
Matthew Thompson	61	Director

R. Kirk Huntsman is a co-founder of our company and has served as our Chief Executive Officer and a director since September 2016. In June 2020, he was elected Chairman of the Board by our Board of Directors. In 1995, he founded Dental One (now Dental One Partners), which, as President and Chief Executive Officer he grew to become one of the leading DSOs (dental service organizations) in the country, with over 165 practices in 15 states. After a successful sale of Dental One to MSD Capital in 2008 and subsequent merger in 2009 with Dental Care Partners, Mr. Huntsman was appointed in 2010 as Chief Executive Officer of ReachOut Healthcare America, a Morgan Stanley Private Equity portfolio company. In 2012, he founded Xenith Practices, LLC, a DSO focused on rolling up larger independent general dental offices, which were sold in 2015. From January 2014 to September 2015, Mr. Huntsman founded and served as the Chief Executive Officer of Ortho Ventures, LLC, a U.S. distributor of certain pediatric oral appliances with applications for pediatric sleep related breathing disorder. Since November 2015, he has served as the Chief Executive Officer of First Vivos, Inc., which is now our wholly owned subsidiary. He was also a founding member of the Dental Group Practice Association (DGPA), now known as the Association of Dental Support Organizations (ADSO). He is the father of Todd Huntsman, Sr. Vice President, Product and Technology. He holds a BS degree in finance from Brigham Young University.

Bradford Amman has served as our Chief Financial Officer since October 2018. From January 2017 to October 2018, Mr. Amman served as the Chief Financial Officer and Chief Operations Officer of InLight Medical, a manufacturer and distributor of medical devices cleared by the FDA for increased circulation and reduced pain. Prior to InLight, from 2010 to 2017, he served as CereScan Corp.’s Chief Financial Officer. CereScan specializes in state-of-the-art functional brain imaging, utilizing a patented process, the latest generation functional imaging SPECT and PET cameras and the industry’s leading brain imaging software to assist in the diagnosis of a magnitude of brain-related conditions and disorders. Mr. Amman served as Chief Financial Officer of LifeVantage Corporation from 2006 to 2010, including during its initial public offering. Mr. Amman holds a Master of Business Administration from the University of Notre Dame and a BS in Accounting from the University of Denver.

4

Directors

Ralph E. Green, DDS, MBA joined our Board of Directors in June 2020. He has devoted more than 35 years to senior level executive positions. Since 2003, Dr. Green has served as President and CEO of his proprietary dental practice. From 2003 to 2017 he served as Vice President of Clinical Affairs for ReachOut Healthcare America, a Morgan Stanley Private Equity company focused on Arizona’s underserved children’s population. From1997 through 2002, Dr. Green was President of Zila Pharmaceuticals Inc. where he was engaged in clinical trials, patent development and regulatory approval submissions. Dr. Green has done extensive research on bone growth and oral cancer. In the mid-1980’s, Bofors Nobel-Pharma selected Dr. Green to establish the Swedish Branemark Dental Implant in America, now known as Nobel Biocare, the global leader in dental implants with several billions in sales. In 1987, Dr. Green discovered and patented a method of activating the titanium implant surface to enhance its success rate. He started his own titanium implant company, OTC America, which was acquired after 18 months by Collagen Corporation, where he served as Senior Vice President. Following his tenure at Collagen, he started his own consulting firm, Biofusion Technology. He also served as Assistant Professor in the Tufts University School of Medicine and School of Dental Medicine in the 1970’s and 1980’s. Dr. Green has served as President-elect and director of the Dental Manufacturers of America. He was honored as a fellow in the Academy of International Dentistry in Nice, France, and has been honored to be inducted into the Marquis WHO’s Who in America, 2022-2023. Dr. Green holds a DDS from the University of Iowa, an MBA from Boston University and a BA in Biology from Graceland University.

Anja Krammer joined our Board of Directors in June 2020. In early 2020, Ms. Krammer was appointed as the Chief Executive Officer of Turn Biotechnologies, a development stage company focused on reversing aging and age-related diseases. From 2013 through 2018, she co-founded, served as President, Secretary and a director of BioPharmX, a specialty pharmaceutical company where she led the initial public offering onto the New York Stock Exchange in 2015. Ms. Krammer served as Principal/Founder of MBI, Inc., a management consulting firm beginning in January 1998. While at MBI, Inc., Ms. Krammer also served as Vice President Global Marketing from April 2006 to August 2008 for Reliant Technologies, a venture-backed startup in aesthetic medicine. From April 2004 to April 2006, Ms. Krammer served as Sr. Director of Strategic Marketing for Medtronic Corporation. From December 2000 to September 2001, Ms. Krammer was Vice President, Solutions Marketing for Getronics Corporation, a global IT services company. From April 1999 to December 2000, Ms. Krammer served as Vice President, Indirect Channel Sales and Worldwide Industry Partnership Marketing in the Itronix Division of Acterna Corporation, an optical communications company. Ms. Krammer’s other prior roles include serving as Director of Worldwide Marketing and Communications for Tektronix Corporation in its Color Printing and Imaging Division from October 1997 to April 1999. From October 1995 to October 1997, Ms. Krammer was Director of Worldwide Sales and Marketing with KeyTronic Corporation, a computer equipment manufacturer. Ms. Krammer holds a BAIS degree with a focus on Marketing/Management from the University of South Carolina and an International Trade Certificate from the University of Paris-Sorbonne. Ms. Krammer currently serves on the Board of Directors of Turn Biotechnologies and Pixium-Vision SA [EPA: ALPIX].

Mark F. Lindsay joined our Board of Directors in June 2020. Since 2008, he has served as a consultant and the director of the healthcare and pharmaceuticals practices group with the Livingston Group. From February 2001 through September 2008, Mr. Lindsay was with UnitedHealth Group, one of the world’s largest healthcare companies, where he held a number of senior positions including President of the AARP Pharmacy Services Division and Vice President of Public Communications and Strategy. In 2008, he served on President Obama’s transition team. From May 1996 through January 2001, Mr. Lindsay served in President Clinton’s White House as Assistant to the President for the Office of Management and Administration. His areas of responsibility included the White House Military Office, which managed Air Force One; The White House Communications Agency; the Medical Unit and Camp David; running the White House Operations; and the Executive Office of the President’s Office of Administration, which was responsible for finance, information systems, human resources, legal/appropriations and security. Mr. Lindsay’s office was responsible for the logistics of all domestic and international Presidential travel and special air missions. President Clinton selected Mr. Lindsay to be the operational lead for the White House’s 2001 transition preparation and execution. From 1994 through 1997, Mr. Lindsay served as senior legislative aid and counsel to Congressman Louis Stokes (D-OH). He worked closely with Democrats and the Congressional Black Caucus on a number of business and economic issues. He was also a member of Senator Hillary Clinton’s Minnesota Finance Committee for her 2008 Presidential campaign. Mr. Lindsay holds a graduate degree from Macalester College in St. Paul, Minnesota; a Juris Doctorate from Case Western Reserve University School of Law; a master’s degree in international Affairs from Georgetown University; and a graduate degree from the Advanced Management program at the University of Pennsylvania’s Wharton Business School. He is a member of the District of Columbia Bar.

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Leonard J. Sokolow joined our Board of Directors in June 2020. Since 2015, Mr. Sokolow has been Chief Executive Officer and President of Newbridge Financial, Inc., a financial service holding company. From 2015 through 2022 he served as Chairman of Newbridge Securities Corporation, its full-service broker-dealer and from 2022 he has been its Chief Executive Officer as well as the Chief Executive Officer of its affiliated SEC Registered Investment Adviser, Newbridge Financial Services Group, Inc., and the Chief Executive Officer and President of its affiliate Bridge Line Advisors LLC, an SEC Exempt Reporting Adviser. From 2008 through 2012, he served as President and Vice Chairman of National Holdings Corporation, a publicly traded financial services company. From November 1999 until January 2008, Mr. Sokolow was Chief Executive Officer and President, and a member of the Board of Directors, of vFinance, Inc., a publicly traded financial services company, which he cofounded. Mr. Sokolow was the Chairman of the Board of Directors and Chief Executive Officer of vFinance, Inc. from January 2007 until July 2008, when it merged into National Holdings Corporation, a publicly traded financial services company. Mr. Sokolow was founder, chairman and chief executive officer of the Americas Growth Fund Inc., a closed-end 1940 Act management investment company, from 1994 to 1998. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc. (formerly Windmere Corporation), a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick. Since June 2006, Mr. Sokolow has served on the Board of Directors of Consolidated Water Company Ltd. (NASDAQ: CWCO) and as Chairman of its Audit Committee; as well as a member of its Nominations and Corporate Governance Committee since 2011. Since January 2016 Mr. Sokolow has served as a member of the Board of Directors of SKYX Platforms Corp., d/b/a Sky Technologies (NASDAQ: SKYX) and Chairman of its Audit Committee from January 2016 through February 2022 and, since September 2016, Chairman of its Corporate Development Committee. Since December 2021, Mr. Sokolow has served as a member of the Board of Directors of Agrify Corporation (NASDAQ: AGFY), where he currently serves as a member of the Audit Committee and the Compensation Committee. The Audit Committee of Vivos has determined that Mr. Sokolow meets the statutory requirements to be identified as the audit committee financial expert.

Matthew Thompson, M.D. joined our Board of Directors in June 2020. Dr. Thompson is President and CEO of Endologix LLC. Dr. Thompson previously served as Chief Medical Officer of Endologix LLC. Dr. Thompson is an Adjunctive Professor at Stanford School of Medicine (since 2017) and was contract surgeon and Visiting Professor at Cleveland Clinic Lerner College of Medicine of Case Western Reserve University between 2020 and 2022. Prior to joining Endologix, Dr. Thompson served as Professor of Vascular Surgery at St. George’s University of London and St George’s Vascular Institute (2002-2016). Dr. Thompson’s awards include a Hunterian Professorship, the Moynihan traveling fellowship and the gold medal for the intercollegiate examination. Dr. Thompson is also the editor of the Oxford Textbook of Vascular Surgery and the Oxford Handbook of Vascular Surgery. Dr. Thompson was Chair of the National Specialized Commissioning Clinical Reference Group (2013-2016) for Vascular Services and is a founder of the British Society for Endovascular Therapy (2004). Dr. Thompson was a Council Member of the Vascular Society (2014-2017), and Chairman of the Vascular Society Annual Scientific Meeting (2014-2017). Dr Thompson was the clinical director for three London-wide service reconfigurations (cardiovascular disease, major trauma and emergency services) (2010-2013). Dr. Thompson trained at Cambridge University (1981-1984), St. Bartholomew’s Hospital (1984-1987), the University of Leicester (1994) and Adelaide (1998).

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

Directors and Executive Officers Qualifications

Although we have not formally established any specific minimum qualifications that must be met by each of our officers, we generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

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The nominating and corporate governance committee of the Board of Directors prepare policies regarding director qualification requirements and the process for identifying and evaluating director candidates for adoption by the Board of Directors. The above-mentioned attributes, along with the leadership skills and other experiences of our officers and Board of Directors members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of stockholder value appreciation through organic and acquisition growth.

Director Qualifications

R. Kirk Huntsman – Our Board believes that Mr. Huntsman’s qualifications to serve on our Board include his extensive experience in the dental industry, focusing on dental support organizations by integrating cutting-edge technology and better management practices.

Ralph E. Green, DDS, MBA – Our Board believes that Dr. Green’s qualifications to serve on our Board include his extensive experience and relationships in the dental industry, his expertise with clinical trials and executive-level experience with pharmaceutical and dental implant firms.

Anja Krammer – Our Board believes that Ms. Krammer’s qualifications to serve on our Board include her experience as a director and chief executive officer, experience with startup enterprises, her successful leadership roles in securing capital markets funding, and her experience in the pharmaceutical industry.

Mark F. Lindsay – Our Board believes that Mr. Lindsay’s qualifications to serve on our Board include his director experience and his experience in legal, governmental, regulatory and business development within the healthcare industry.

Leonard J. Sokolow – Our Board believes Mr. Sokolow’s qualifications include his experience as a director and principal executive officer, his legal, accounting, auditing and consulting background, and that he meets the statutory requirements to be identified as an “audit committee financial expert.”

Matthew Thompson, M.D. – Our Board believes that Dr. Thompson’s qualifications to serve on our Board include his executive-level experience with a publicly-traded medical technology firm and his extensive medical background.

Director Independence

Under Nasdaq standards, a director is not “independent” unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green and Mr. Sokolow are “independent directors,” and Mr. Huntsman is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our Common Stock and the relationships of our non-employee directors with certain of our significant stockholders.

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Board Leadership Structure and Board’s Role in Risk Oversight

R. Kirk Huntsman is our Chairman of the Board as well as our Chief Executive Officer. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of five independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories: financial and product commercialization. Our Audit Committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Committees of the Board of Directors

Our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and function of each committee are described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of six members. Our Board has determined five of our directors – Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green, and Mr. Sokolow – to be independent under the rules of the Nasdaq Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions”. Mr. Huntsman serves as Chairman of the Board and is Chief Executive Officer and is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

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The following table sets forth the current composition of the three standing committees of our Board:

Name	Board	Audit	Compensation	Nominating and Governance
Mr. Huntsman	Chair
Mr. Green	X	X	X
Ms. Krammer	X	X		X
Mr. Lindsay	X		Chair
Mr. Sokolow (audit committee financial expert)	X	Chair		X
Mr. Thompson	X		X	Chair

Audit Committee. The Audit Committee has three members that are independent directors, including Mr. Sokolow, Ms. Krammer and Dr. Green. Mr. Sokolow serves as the chair of the Audit Committee and satisfies the definition of “audit committee financial expert”. Our Audit Committee has adopted a written charter, a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters; and

●	oversee internal audit functions, if any.

The Board of Directors has determined that Mr. Sokolow is an “audit committee financial expert” as defined by the rules of the SEC.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee. The Compensation Committee has three members that are independent directors, including Mr. Lindsay, Dr. Thompson and Dr. Green. Mr. Lindsay serves as the chair of the Compensation Committee. Our Compensation Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”).

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Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	review and determine our stock incentive and purchase plans;

●	oversee the evaluation of the Board of Directors and management;

●	review the independence of any compensation advisers; and

●	delegate any of its responsibilities to one or more subcommittees as it sees fit.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has three members that are independent directors, including Dr. Thompson, Ms. Krammer and Mr. Sokolow. Dr. Thompson serves as the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). The functions of our Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending directors;

●	nominating board members for committee membership;

●	developing and recommending to our board corporate governance guidelines;

●	reviewing and determining the compensation arrangements for directors;

●	overseeing the evaluation of our board of directors and its committees and management; and

●	overseeing our compliance with applicable medical, medical regulator, and healthcare laws and regulations.

All members of our Nominating and Corporate Governance Committee are independent under the listing standards of the Nasdaq Stock Market.

Number of Meetings

During the fiscal year ended December 31, 2022, our Board of Directors met nine times, the audit committee met six times, the compensation committee met two times and the nominating and corporate governance committee met one time. In the fiscal year ended December 31, 2022, each of our directors attended 100% of the meetings of our Board of Directors and committees on which he or she served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of our Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings and, in her absence, the independent directors in attendance determine which member will preside at such session.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of our directors attended the last annual meeting of stockholders held on August 25, 2022.

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Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our then-serving directors attended our annual meeting of stockholders held in the fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee, at any time, has been one of our officers or employees, or, during the last fiscal year, was a participant in a related-party transaction that is required to be disclosed. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics and Insider Trading Policy

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at www.vivos.com (click “Investor Relations” and “Governance”). We expect that any amendments to the code, or any waivers of its requirement, will be disclosed on our website.

In March 2023, our Board of Directors adopted a revised Insider Trading Policy for our company principally to reflect changes to SEC Rule 10b5-1 which went into effect in February 2023. Among other customary provisions, our Insider Trading Policy provides for pre-clearance by our Chief Financial Officer of any purchases or sales of our securities by officers, directors or employees of our company and specifies “trading windows” in which purchases and sales of our securities by such persons are permitted (provided such persons are not then in possession of material non-public information regarding or relating to our company).

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Board Diversity Matrix

Board Diversity Matrix as of July 14, 2022
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Summary Compensation Table

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2022 and 2021 to our Chief Executive Officer (principal executive officer), our Chief Medical Officer (who was terminated on March 1, 2022), and our Chief Financial Officer (principal accounting officer). We refer to these individuals as our “named executive officers”, or “NEOs”.

Name and Position	Year	Salary	Bonus	Stock Award	Option Award		Non-Equity Incentive Compensation		Non-Qualified Deferred Compensation	All Other Compensation		Total

R. Kirk Huntsman (1)	2022	$384,853	$-	$-	$483,802	(4)	$50,647	(5)	$-	$18,548	(6)	$937,850
Chief Executive Officer	2021	$344,229	$-	$-	$570,300	(4)	$144,318	(5)	$-	$18,302	(6)	$1,077,149

G. Dave Singh (2)	2022	$73,713	$-	$-	$-	(4)	$-	(5)	$-	$4,318	(6)	$77,491
Former Chief Medical Officer	2021	$288,269	$-	$-	$-	(4)	$75,670	(5)	$-	$15,930	(6)	$447,003

Bradford Amman (3)	2022	$256,532	$-	$-	$195,691	(4)	$20,858	(5)	$-	$19,838	(6)	$492,919
Chief Financial Officer	2021	$230,182	$-	$-	$805,560	(4)	$52,048	(5)	$-	$18,302	(6)	$1,106,092

(1)	Mr. Huntsman has served as Chief Executive Officer of our company since September 2016.

(2)	Dr. Singh served as Chief Medical Officer from September 2016 until March 1, 2022 (when he was terminated for cause) and served as our President from September 2016 to June 2019.

(3)	Mr. Amman joined our company as Chief Financial Officer in October 2018.

(4)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2021 and 2020.

(5)	Represents annual incentive compensation in accordance with terms of individual employment agreement.

(6)	Company contributions towards health insurance premiums in 2022 and 2021.

Executive Employment Agreements

R. Kirk Huntsman

We entered into an amended employment agreement on October 8, 2020 (the Huntsman Effective Date) with R. Kirk Huntsman. The term of the employment agreement commenced on the Huntsman Effective Date and is subject to termination:

(i) for cause (as defined therein) by us or without cause by Mr. Huntsman, whereby Mr. Huntsman would be entitled to earned but unpaid compensation, bonuses and benefits through the date of termination and his option shares through the date of termination for cause will be deemed vested;

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(ii) upon the death or disability of Mr. Huntsman, whereby Mr. Huntsman, upon disability, or Mr. Huntsman’s estate, upon death of Mr. Huntsman, will be entitled to receive all compensation and benefits through the date of death or disability as well as continue to receive incentive compensation (as set forth in the agreement) through the end of our fiscal year, as well as salary payable in periodic installments on regular paydays, at the rate then in effect for a period of six months (in addition to the incapacity period, as defined therein, if terminated upon disability) following termination (the “Extended Period”) and his option shares through the Extended Period will be deemed vested; or

(iii) without cause by us or for “Good Reason” (as defined therein) by Mr. Huntsman, whereby Mr. Huntsman would be entitled to receive all earned but unpaid compensation, bonuses and benefits through the date of termination as well as continue to receive incentive compensation (as set forth in the agreement) as well as salary payable in periodic installments on regular paydays, at the rate then in effect for a period of one year (if terminated without cause by us) or two years (if terminated upon Good Reason by Mr. Huntsman) following termination and all of his option shares will be deemed vested.

Pursuant to the terms of the employment agreement, in exchange for Mr. Huntsman’s services as Chief Executive Officer, we agreed to:

(i) pay Mr. Huntsman an annual base salary of $389,595 during the term of the employment agreement less taxes payable in accordance with employer’s normal policies, subject to adjustment by our Board of Directors at its sole discretion;

(ii) make Mr. Huntsman eligible for incentive cash compensation under a management by objectives incentive plan at 65% of base salary that shall be paid not less than frequently than annually when certain operational targets determined by the Compensation Committee are met;

(iii) make available to Mr. Huntsman employee benefits available to regular full-time executive management employees of our company, including medical and dental insurance, pension and profit-sharing plans, 401(k) plans, incentive savings plans, group life insurance, salary continuation plans, disability coverage and other fringe benefits;

(iv) make available to Mr. Huntsman other equity-based compensation awards under our equity incentive plans and otherwise, which equity awards may be granted pursuant to the authority and sole discretion of our Board of Directors, together with the Compensation Committee;

(v) make available to Mr. Huntsman high-speed internet access, at our expense, including monthly service charges and maintenance, for use on company business.

Bradford Amman

We entered into an amended employment agreement on October 8, 2020 (the Amman Effective Date) with Bradford Amman. The term of the employment agreement commenced on the Amman Effective Date and is subject to termination:

(i) for cause (as defined therein) by us or without cause by Mr. Amman, whereby Mr. Amman would be entitled to earned but unpaid compensation, bonuses and benefits through the date of termination and his option shares through the date of termination for cause will be deemed vested;

(ii) upon the death or disability of Mr. Amman, whereby Mr. Amman, upon disability, or Mr. Amman’s estate, upon death of Mr. Amman, will be entitled to receive all compensation and benefits through the date of death or disability as well as continue to receive incentive compensation (as set forth in the agreement) through the end of our fiscal year, as well as salary payable in periodic installments on regular paydays, at the rate then in effect for a period of six months (in addition to the incapacity period, as defined therein, if terminated upon disability) following termination (the “Extended Period”) and his option shares through the Extended Period will be deemed vested; or

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(iii) without cause by us or for “Good Reason” (as defined therein) by Mr. Amman, whereby Mr. Amman would be entitled to receive all earned but unpaid compensation, bonuses and benefits through the date of termination as well as continue to receive incentive compensation (as set forth in the agreement) as well as salary payable in periodic installments on regular paydays, at the rate then in effect for a period of one year (if terminated without cause by us) or two years (if terminated upon Good Reason by Mr. Amman) following termination and all of his option shares will be deemed vested.

Pursuant to the terms of the employment agreement, in exchange for Mr. Amman’s services as Chief Financial Officer, we agreed to:

(i) pay Mr. Amman an annual base salary of $259,648 during the term of the employment agreement less taxes payable in accordance with employer’s normal policies, subject to adjustment by the board at its sole discretion;

(ii) make Mr. Amman eligible for incentive cash compensation under a management by objectives incentive plan at 35% of base salary that shall be paid not less than frequently than annually when operational targets determined by the Compensation Committee are met;

(iii) make available to Mr. Amman employee benefits available to regular full-time executive management employees of our company including medical and dental insurance, pension and profit-sharing plans, 401(k) plans, incentive savings plans, group life insurance, salary continuation plans, disability coverage and other fringe benefits.;

(iv) make available to Mr. Amman other equity-based compensation awards under our equity incentive plans and otherwise, which equity awards may be granted pursuant to the authority and sole discretion of the board, together with the Compensation Committee; and

(v) make available to Mr. Amman paid high-speed internet access, at our expense, including monthly service charges and maintenance, for use on company business

Termination of Dr. G. Dave Singh

On March 1, 2022, with the unanimous approval of our Board of Directors, we provided Dr. G. Dave Singh, our founder and Chief Medical Officer, with notice of termination of his employment with us “for cause” pursuant to the terms Dr. Singh’s amended and restated employment agreement with us, dated October 9, 2020. As such, Dr. Singh is no longer affiliated with our company effective March 1, 2022. As previously reported, in September 2021 Dr. Singh commenced a sabbatical from our company to serve as an Adjunct Professor at Stanford University. Because Dr. Singh has been on sabbatical, we allocated his responsibilities to other personnel and advisors and do not anticipate that his departure will significantly impact our operations.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

			Number of Securities Underlying		Option	Option
	Grant		Unexercised Options		Exercise	Expiration
Name	Date		Exercisable	Unexercisable	Price	Date

R. Kirk Huntsman:
	6-16-21	(2)	50,000	75,000	5.64	6-16-26
	12-23-22	(1)	333,334	-	0.48	12-23-27
	12-23-22	(2)	30,000	120,000	0.48	12-23-27

Total for Mr. Huntsman			413,334	195,000

Bradford Amman:
	11-8-18	(2)	83,334	-	$7.50	11-8-23
	11-18-19	(2)	13,332	3,335	7.50	11-18-24
	3-12-21	(2)	40,000	60,000	7.50	3-12-26
	8-31-21	(2)	20,000	30,000	5.26	8-31-26
	2-25-22	(2)	10,000	40,000	3.27	2-25-27
	12-23-22	(2)	40,000	160,000	0.48	12-23-27

Total for Mr. Amman			206,666	293,335

(1)	Stock option grant is fully vested on the grant date.
(2)	Stock option grant vests 20% on the grant date and 20% on each successive anniversary through the following four years.

Director Compensation Generally

Prior to our initial public offering in late 2020, our directors did not received compensation for their service except for option grants. Following our initial public offering, we adopted a new director compensation program recommended by our nominating and corporate governance committee pursuant to which we make equity-plan based awards to the directors and (i) each of our non-employee directors receive $48,000 cash compensation annually; (ii) chairs of our committees receive $10,000 cash compensation annually; and (iii) members of our committees receive $5,000 cash compensation annually. No additional compensation will be provided for attending committee meetings. Our nominating and corporate governance committee will continue to review and make recommendations to our Board of Directors regarding compensation of directors, including equity-based plans. We reimburse our non-employee directors for reasonable travel expenses incurred in attending Board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2022:

Name	Fees Earned or Paid In Cash	Stock Awards $	Option Awards $	(6)	Total

Leonard J. Sokolow (1)	$36,750	$-	$13,022		$49,772
Matthew Thompson, M.D. (2)	$36,750	$-	$9,766		$46,516
Mark F. Lindsay (3)	$33,833	$-	$9,766		$43,599
Anja Krammer (4)	$33,833	$-	$9,766		$43,599
Ralph E. Green, DDS, MBA (5)	$33,833	$-	$9,766		$43,599

(1)	Mr. Sokolow commenced service as a member of our Board of Directors on June 19, 2020.

(2)	Mr. Thompson commenced service as a member of our Board of Directors on June 19, 2020.

(3)	Mr. Lindsay commenced service as a member of our Board of Directors on June 19, 2020.

(4)	Ms. Krammer commenced service as a member of our Board of Directors on June 19, 2020.

(5)	Mr. Green commenced service as a member of our Board of Directors on June 19, 2020.

(6)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2021.

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Equity Compensation Plan Information

The following table summarizes the outstanding number of awards granted under the 2017 Plan and the 2019 Plan as of December 31, 2022.

Plan category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by stockholders
2017 Plan (1)	1,333,333	$-	-
2019 Plan (2)	2,366,667	$-	80,846
Total	3,700,000	$2.90	80,846

(1)	The 2017 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board of Directors and stockholders have approved a total reserve of 1,333,333 shares for issuance under the 2017 Plan.

(2)	The 2019 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board of Directors and stockholders have approved a total reserve of 2,366,667 shares for issuance out of which 250,000 shares have been exercised under the 2019 Plan.

(3)	Represents options granted to officers and employees prior to the approval by our stockholders of the 2017 Plan.

2017 Stock Option and Stock Issuance Plan

The 2017 Stock Option and Stock Issuance Plan (or the 2017 Plan) is intended to promote the interests of our company by providing eligible persons in our employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employ or service.

Individuals eligible to participate in the 2017 Plan are as follows:

1.	employees (3 eligible employees),

2.	non-employee members of our Board of Directors or the non-employee members of our Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

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Our Board of Directors, as plan administrator, or a committee solely of two or more directors, has broad authority to administer the 2017 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. Our Board of Directors has granted the power to administer the 2017 Plan to the Compensation Committee.

The Common Stock issuable under the 2017 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2017 Plan shall not exceed 1,333,333 shares. The shares of Common Stock underlying the 2017 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

Awards under the 2017 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of our Board of Directors. Awards under the 2017 Plan generally will not be transferable other than by will or inheritance laws. Our Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

The exercise price per share of any options granted under the 2017 Plan is fixed by our Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2017 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2017 Plan shall be fixed by our Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2017 Plan and any outstanding award, as well as the exercise or purchase price of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

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The shares subject to each option outstanding under the 2017 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by our Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

Our Board of Directors has complete and exclusive power and authority to amend or modify the 2017 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2017 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Amended and Restated 2019 Stock Option and Stock Issuance Plan

The Amended and Restated 2019 Stock Option and Stock Issuance Plan (or the 2019 Plan) is intended to promote the interests of our company by providing eligible persons in our employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employ or service.

Individuals eligible to participate in the 2019 Plan are as follows:

1.	employees,

2.	non-employee members of our Board of Directors or the non-employee members of our Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

Our Board of Directors, as plan administrator, or a committee solely of two or more directors has broad authority to administer the 2019 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuance issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. Our Board of Directors has granted the power to administer the 2019 Plan to the Compensation Committee.

The Common Stock issuable under the 2019 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2019 Plan shall not exceed 1,166,667 shares, although we are seeking approval at the Annual Meeting to increase the number of shares such to the 2019 Plan to an aggregate of 2,366,667 shares. The shares of Common Stock underlying the 2019 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

Awards under the 2019 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of our Board of Directors. Awards under the 2019 Plan generally will not be transferable other than by will or inheritance laws. Our Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

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The exercise price per share shall of any options granted under the 2019 Plan be fixed by our Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2019 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2019 Plan shall be fixed by our Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2019 Plan and any outstanding award, as well as the exercise or purchase prices of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights will automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

The shares subject to each option outstanding under the 2019 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by our Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

Our Board of Directors has complete and exclusive power and authority to amend or modify the 2019 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2019 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about the beneficial ownership of our Common Stock as of the Record Date for:

●	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

●	each named executive officer;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Unless otherwise noted below, the address for each beneficial owner listed on the table is in care of Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 29,678,786 shares of our Common Stock outstanding as of the Record Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

		Shares of Common Stock Owned
Name Director and Officer Beneficial Owners		Number	Percent

R. Kirk Huntsman	(2)	2,250,834	7.6%
Bradford Amman	(3)	240,667	*	%
Mark F. Lindsay	(4)	69,167	*	%
Anja Krammer	(5)	69,167	*	%
Ralph E. Green, DDS, MBA	(6)	69,167	*	%
Leonard J. Sokolow	(7)	76,667	*	%
Matthew Thompson, M.D.	(8)	69,167	*	%
All executive officers and directors as a group (7 persons)	(9)	2,844,836	9.6%

		Shares of Common Stock Owned
Name of 5% Stockholder Beneficial Owners		Number	Percent

G. Dave Singh	(1)	3,219,705	10.8%
R. Kirk Huntsman	(2)	2,250,834	7.6%
All 5% stockholders as a group (2 persons)	(10)	5,470,539	18.4%

* Less than 1%.

(1)	Dr. G. Dave Singh is our founder and former Chief Medical officer and director. He beneficially directly owns 3,219,705 shares of Common Stock through Himmat LP. Dr Singh and his wife are the members and managers of Himmat LP and may be deemed to have shared voting and dispositive power of all securities beneficially owned by Himmat LP.

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(2)	R. Kirk Huntsman beneficially owns (i) indirectly 1,740,000 shares of Common Stock through Coronado V Partners, LLC, of which Mr. Huntsman is a member and manager and (ii) 47,500 shares of Common Stock purchased in the open market. Includes 463,334 shares of Common Stock issuable upon exercise of options held by R. Kirk Huntsman, all of which are exercisable within 60 days. Excludes 270,000 shares of Common Stock underlying unvested options. R. Kirk Huntsman and his wife are the members and managers of Coronado V Partners, LLC. As such, Mr. Huntsman may be deemed to have shared voting and dispositive power of all securities beneficially owned by Coronado V Partners, LLC reported herein.

(3)	Bradford Amman is our Chief Financial Officer, Treasurer and Secretary. Includes 218,667 shares of Common Stock issuable upon exercise of options, all of which are exercisable within 60 days, and 2,000 shares of Common Stock purchased in the open market. Excludes 281,334 shares of Common Stock underlying unvested options.

(4)	Includes 69,167 shares of Common Stock issuable upon exercise of options held by Mark F. Lindsay, all of which are exercisable within 60 days. Excludes 7,500 shares of Common Stock underlying unvested options.

(5)	Includes 69,167 shares of Common Stock issuable upon exercise of options held by Anja Krammer, all of which are exercisable within 60 days. Excludes 7,500 shares of Common Stock underlying unvested options.

(6)	Includes 69,167 shares of Common Stock issuable upon exercise of options held by Ralph E. Green, DDS, MBA, all of which are exercisable within 60 days. Excludes 7,500 shares of Common Stock underlying unvested options.

(7)	Includes 76,667 shares of Common Stock issuable upon exercise of options held by Leonard J. Sokolow, all of which are exercisable within 60 days. Excludes 10,000 shares of Common Stock underlying unvested options.

(8)	Includes 69,167 shares of Common Stock issuable upon exercise of options held by Matthew Thompson M.D., all of which are exercisable within 60 days. Excludes 7,500 shares of Common Stock underlying unvested options.

(9)	Includes: (i) 1,626,670 shares of Common Stock issuable upon exercise of options held by this group, of which 1,035,336 are exercisable within 60 days. Excludes 591,334 shares of Common Stock underlying unvested options.

(10)	Includes: (i) 733,334 shares of Common Stock issuable upon exercise of options held by this group, of which 463,334 are exercisable within 60 days. Excludes 270,000 shares of Common Stock underlying unvested options.

Certain Relationships and Related Transactions AND DIRECTOR INDEPENDENCE

Other than the executive and director compensation and other arrangements which are described elsewhere in this proxy statement, we are not a party to any related party transactions.

Policies and Procedures for Related Party Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving:

●	any of our directors, director nominees or executive officers;

●	any beneficial owner of more than 5% of our outstanding stock; and

●	any immediate family member of any of the foregoing.

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Our Audit Committee is responsible for reviewing any financial transaction, arrangement or relationship that:

●	involves or will involve, directly or indirectly, any related party identified above;

●	would cast doubt on the independence of a director;

●	would present the appearance of a conflict of interest between us and the related party; or

●	is otherwise prohibited by law, rule or regulation.

Our Audit Committee is responsible for reviewing each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the Audit Committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, canceling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with us. Any member of the Audit Committee who is a related party with respect to a transaction under review will not be permitted to participate in the discussions or evaluations of the transaction; however, the Audit Committee member will provide all material information concerning the transaction to the Audit Committee. The Audit Committee will report its action with respect to any related party transaction to the Board of Directors.

Employee, Officer and Director Hedging

We maintain a policy on insider trading that applies to all shares of our capital stock held by any director, officer or employee. The policy requires that all directors, officers and employees receive our pre-clearance before engaging in any transactions involving our shares of capital stock and prohibits all directors, officers or employees from taking part in any hedging transactions.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our Bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on our Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.

Bylaws. Our certificate of incorporation and Bylaws authorizes our Board of Directors to adopt, repeal, rescind, alter or amend our Bylaws without shareholder approval.

Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by our Board of Directors or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board of Directors to make more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

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In addition, our certificate of incorporation grants our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Cumulative Voting. Our certificate of incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Choice of Forum

Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of us; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or the Bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine. In addition, our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Our Bylaws further provide that any person or entity purchasing or otherwise acquiring any interest in our shares of capital stock shall be deemed to have notice of and consented to these forum selection clauses.

Section 27 of the Securities Exchange Act of 1934, as amended (which we refer to herein as the Exchange Act) creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, our Bylaws provide that the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

Indemnification of Directors and Officers

Our Certificate of Incorporation and Bylaws provide that, to the fullest extent permitted by the laws of the State of Delaware, any officer or director of our company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at our request as a director, officer, employee or agent of our company, or while serving as a director or officer of our company, is or was serving or has agreed to serve at the request of our company as a director, officer, employee or agent (which includes service as a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee to the fullest extent permitted under Section 145 of the Delaware General Corporation Law as in existence on the date hereof.

The indemnification provided shall be from and against expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer in defending such action, suit or proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under our certificate of incorporation and Bylaws or otherwise.

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To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Transfer Agent

The transfer agent and registrar for our common stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. The transfer agent’s telephone number is (212) 828-8436.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 7921 Southpark Plaza, Suite 210 Littleton, Colorado 80120, in writing not later than May 25 2024.

Stockholders intending to present a proposal at our 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that in the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after September 22, 2024, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than the close of business on May 25, 2024 and no later than the close of business on June 275 2024.  The notice must contain the information required by our Bylaws., In the event that the date of the 2024 Annual Meeting is at any other time then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting and the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of our Common Stock, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2022, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that, due to administrative errors, the following form was filed late:

R. Kirk Huntsman filed a Form 4 on June 3, 2022 to report a transaction that occurred on March 31, 2022.

Dismissal of Prior Public Accounting Firm and Appointment of Moss Adams

On May 3, 2023, as approved by the Audit Committee, we dismissed Plante & Moran PLLC (“Plante Moran”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2022 and 2021, Plante Moran’s audit reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Plante Moran’s report for the year ended December 31, 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2022 and 2021, and through the date of Plante Moran’s dismissal, (i) there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference in connection with Plante Moran’s report to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K for the years ended December 31, 2022 and 2021.

On May 3, 2023, the Committee approved the engagement of Moss Adams LLP as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2022 and 2021, neither the Company nor anyone acting on its behalf consulted Moss Adams with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

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PROPOSAL NO. 1

AMENDMENT OF OUR 2019 STOCK OPTION AND STOCK ISSUANCE PLAN

Background

The stockholders are being asked to vote to approve, an amendment to our 2019 Plan to increase the number of shares of our Common Stock authorized to be issued pursuant to the 2019 Plan from by 2,000,000 shares from 2,366,667 shares in the aggregate to 4,366,667 shares in the aggregate as disclosed in this Proxy Statement. The form of amendment to the 2019 is annexed to this Proxy Statement.

The amendment to the 2019 Plan to increase the number of shares of Common Stock authorized to be issued pursuant to the 2019 Plan was approved by the Board on August 11, 2023 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment of the 2019 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2019 Plan in accordance with the current terms and conditions of the 2019 Plan. The Board has determined that it is in the best interests of the Company and our stockholders that the amendment of the 2019 Plan be approved and is asking our stockholders for their approval of the amendment of the 2019 Plan. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Vivos Therapeutics, Inc. approve, the amendment to the Company’s Amended and Restated 2019 Stock Option and Stock Issuance Plan (the “2019 Plan”) to increase the number of shares of the Company’s common stock authorized to be issued pursuant to the 2019 Plan from by 2,000,000 shares 2,366,667 shares to 4,366,667 shares set forth in Vivos Therapeutics, Inc.’s Proxy Statement for the 2023 Annual Meeting of Stockholders.”

Certain 2019 Plan Information

New Grants under the 2019 Plan (subject to stockholder approval). The following table sets forth option awards intended to be granted to each of the following individuals and groups under the 2019 Plan, if the stockholders approve the amendment to the 2019 Plan described herein.

Name and Principal Position	Dollar value ($)	Number of Options[1]
R. Kirk Huntsman	—	—
Chief Executive Officer
Brad Amman	—	—
Chief Financial Officer
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

1 Pursuant to Rule 14A-101 Item 10 the amounts in this table have been calculated based on allocations under the 2019 Plan as if it had been in effect, as amended, for fiscal 2022. If Proposal No. 1 hereunder is approved, the actual allocations will be different from those outlined above.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the resolution to approve the amendment to the Company’s 2019 Plan to increase the number of shares of Common Stock authorized to be issued pursuant to the 2019 Plan from 2,366,667 shares in the aggregate to 4,366,667 shares in the aggregate.

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PROPOSAL NO. 2

ELECTION OF DIRECTORS

Board Size and Structure

Our Bylaws provide that the number of directors shall be established from time to time by our Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Bylaws provide that the business and affairs of the Company shall be managed under the direction of a Board of Directors which shall consist of not less than three (3) directors and not more than nine (9) directors. Directors must stand for re-election no later than the annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors, their respective positions and initial terms of office are set forth below.

Name	Age	Positions Held	Initial Term of Office
R. Kirk Huntsman	65	Co-founder, Chairman of the Board and Chief Executive Officer	September 2016
Ralph E. Green	83	Director	June 2020
Anja Krammer	55	Director	June 2020
Mark F. Lindsay	60	Director	June 2020
Leonard J. Sokolow	66	Director	June 2020
Matthew Thompson	61	Director	June 2020

Nominees for Director

All current directors have been nominated by the Board to stand for election. As the directors’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, all directors will each serve for a term expiring at the annual meeting to be held in 2024 (the “2024 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

This proxy statement contains certain biographical information as of the Record Date for each nominee for director (refer to Directors and Executive Officers section), including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of R. Kirk Huntsman, Ralph E. Green, Anya Krammer, Mark F. Lindsay, Leonard J. Sokolow and Matthew Thompson as directors to hold office until the 2024 Annual Meeting and until their respective successors have been duly elected and qualified.

Unless marked otherwise, proxies received will be voted FOR proposal No. 2.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Overview

The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

Upon consideration of these and other factors, in May 2023, the Audit Committee engaged the independent registered public accounting firm Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Plante Moran audited our financial statements for the years ended December 31, 2022 and December 31, 2021.

Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Moss Adams LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Vote Sought

The proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023 will be approved if approved by a majority of the votes properly cast on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023.

Audit, Audit-Related and All Other Fees

The table below sets forth the aggregate fees billed to Vivos Therapeutics, Inc. for services related to the fiscal years ended December 31, 2022 and 2021, respectively, by Plante Moran, our former independent registered public accounting firm.

	2022		2021
	Amount	Percent	Amount	Percent

Audit fees	$281,000	86%	$244,000	100%
Audit -related fees	-	0%	-	0%
Tax fees	45,000	13%	-	0%
All other fees	-	0%	-	0%

Total	$326,000	100%	$244,000	100%

In the above table, “audit fees” are fees billed for services related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax fees” are comprised of tax compliance, preparation and consultation fees. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

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Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $100,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Plante Moran during 2022 and 2021.

Attendance at Annual Meeting

It is not expected that representatives from either Moss Adams or Plante Moran will be in attendance at the Annual Meeting.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Moss Adams LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2022. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

This has been furnished by the Audit Committee of the Board.

Leonard J. Sokolow, Chairperson

Anja Krammer

Ralph E. Green, DDS, MBA

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2023.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF BETWEEN ONE-FOR-TEN AND ONE-FOR-THIRTY

On August 11, 2023, the Board acted unanimously to adopt the proposal for a reverse split (the “Reverse Split Proposal”) to amend Article FOURTH of our Certificate of Incorporation to enable a potential reverse stock split of our common stock at a ratio ranging from one share of common stock of between one-for-ten and one-for-thirty shares of common stock (the “Reverse Split”), with the exact ratio within such range to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article FOURTH of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement to regain its listing on The Nasdaq Capital Market (“Nasdaq”). The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold common stock or preferred stock) since each stockholder would hold the same percentage of our common stock or preferred stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 29,928,786 shares of common stock outstanding as of the Record Date.

	Prior to the reverse split	Assuming a 1-for-10 reverse split	Assuming a 1-for-15 reverse split	Assuming a 1-for-20 reverse split	Assuming a 1-for-25 reverse split	Assuming a 1-for-30 reverse split
Aggregate Number of Shares of Common Stock Outstanding	29,928,786	2,992,879	1,995,252	1,496,439	1,197,151	997,626
Aggregate Number of Shares of Preferred Stock Outstanding	0	0	0	0	0	0

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock is currently traded on Nasdaq under the symbol “VVOS.”

On March 24, 2023, we received a staff deficiency notice from Nasdaq indicating that, because the closing bid price for our common stock fell below $1.00 per share for 30 consecutive business days (February 9, 2023 through March 23, 2023), we no longer complied with the minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of the Nasdaq Listing Rules.

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Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), we were provided with an initial compliance period of 180 calendar days, or until September 20, 2023, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our common stock needs to meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior September 20, 2023.

If we do not regain compliance by September 20, 2023, we may be eligible for an additional grace period. To qualify, we would be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the minimum bid price requirement, and provide written notice of our intention to cure the minimum bid price deficiency during the second compliance period. If we meet these requirements, the Nasdaq staff would be expected to grant an additional 180 calendar days for us to regain compliance with the minimum bid price requirement. If the Nasdaq staff determines that we will not be able to cure the deficiency, or if we are otherwise not eligible for such additional compliance period, Nasdaq will provide notice that our common stock will be subject to delisting. We would have the right to appeal a determination to delist our common stock, and our common stock would remain listed on Nasdaq until the completion of the appeal process.

Our Board believes that the Reverse Split and any resulting increase in the per share price of our common stock will not only allow us to meet the Nasdaq minimum bid price requirement, but will also enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios. This reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value. This may limit the willingness of individual investors and institutions to purchase our common stock.

The Board also believes that the increase in the number of available shares of Common Stock following the Reverse Split will provide the Company with the ability to support its future anticipated growth and would provide greater flexibility to consider and respond to future business opportunities and needs as they arise, such as equity financings.

Further, the Company compensates key employees through equity-based compensation programs. This compensation program is essential to the nature of our business and provides us the ability to align the interests of key employees with stockholders. Without an increase in the number of available shares of common stock, the Company will not be able to recruit, retain and reward key employees, including non-employee directors, officers, other employees, consultants, independent contractors and agents.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split is to help increase the per share market price of our common stock by up to a factor of thirty. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

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The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split, and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined at the sole discretion of our Board. Importantly, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment without further action by our stockholders. Our Board may also deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our common stock, you would hold 150 shares of our common stock following the Reverse Split if the ratio is one-for-ten.

Effect on Outstanding Shares, Options and Certain Other Securities

Any fractional shares resulting from the Reverse Stock Split will be rounded down to the nearest whole share, and any stockholder who would otherwise be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the exchange ratio within the specified range would receive cash in lieu of a fractional share. The cash amount to be paid to each stockholder would equal the stockholder’s fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing sale price of our common stock on Nasdaq on the trading day immediately prior to the Reverse Stock Split Effective Date. Such cash payment is subject to applicable tax and abandoned property or escheat laws. Stockholders are not entitled to receive interest for the period of time between the Reverse Stock Split Effective Date and the date on which stockholders receive payment.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share that number of shares of common stock as rounded up to the nearest whole share. The cash amount to be paid to each stockholder would equal the stockholder’s fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing sale price of our common stock on Nasdaq on the trading day immediately prior to the Reverse Stock Split Effective Date.

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As of the Record Date, we had 6,841  holders of record of our common stock and no holders of record of our preferred stock. We do not expect the Reverse Split to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing their post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders their old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the Certificate of Amendment will not reduce the authorized number of shares of our capital stock.

In accordance with our Certificate of Incorporation and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Effect on Par Value and Accounting

Following the Reverse Split, the par value per share of our common stock would remain at $0.0001 per share. Total stockholders’ equity would remain unchanged. Net loss per share and net book value per share would be increased as a result of the Reverse Stock Split because fewer shares of our common stock would be outstanding. All share and per share information in our financial statements would be restated to reflect the Reverse Split for all periods presented in filings after the Reverse Split Effective Date with the SEC and Nasdaq.

Anti-Takeover and Dilutive Effects

The authorized common stock and preferred stock will not be diluted as a result of the Reverse Split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

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Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock and preferred stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio that is determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of the U.S. federal income tax consequences of the Reverse Split generally applicable to U.S. holders (as defined below) of our common stock and preferred stock, and is based upon U.S. federal income tax law and relevant interpretations thereof in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to you in light of your individual circumstances, including whether you are subject to special tax rules that apply to certain types of investors (e.g., financial institutions, insurance companies, broker-dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market tax accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold our securities as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations, the Medicare tax on certain investment income or the alternative minimum tax.

This summary is limited to U.S. holders that hold our common stock or preferred stock as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”). We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

For purposes of this summary, a “U.S. holder” is a beneficial holder of common stock or preferred stock who or that, for U.S. federal income tax purposes, is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation or other entity treated as a corporation for United States federal income tax purposes that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or political subdivision thereof;

●	an estate that the income of which is subject to United States federal income taxation regardless of its source; or

●	a trust if (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) it has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock or preferred stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

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Each stockholder should consult their own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock or preferred stock surrendered and the holding period for the common stock or preferred stock received should include the holding period for the common stock or preferred stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The proposed Certificate of Amendment, if and when effected by our Board, will become effective upon its filing with the Secretary of State of Delaware.

Required Vote and Recent DGCL Change

Pursuant to changes to Section 242 of the Delaware General Corporation Law which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote to approve a reverse stock split, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to the reverse stock split.

Prior to the DGCL Change (i) the affirmative vote of a majority of the voting stock entitled to vote at the Annual Meeting would have been required to approve the Reverse Split Proposal and (ii) abstentions had the effect of a vote against the Reverse Split Proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Split Proposal.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 4.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the Annual Report by contacting VStock Transfer, LLC, in writing at 18 Lafayette Place, Woodmere, New York 11598 or via telephone at (212) 828-8436.

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2022 ANNUAL REPORT

Our 2022 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2022 Annual Report, including our Annual Report on Form 10-K for 2022, at www.vivos.com/investor-relations/.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120.

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AMENDMENT NO. 2

TO

VIVOS THERAPEUTICS, INC.

AMENDED AND RESTATED 2019 STOCK OPTION AND STOCK ISSUANCE PLAN

Pursuant to Section III of the Amended and Restated 2019 Stock Option and Stock Issuance Plan (the “2019 Plan”) of Vivos Therapeutics, Inc. (the “Corporation”), the Board of Directors of the Corporation has duly adopted a resolution, conditioned upon approval by the stockholders of the Corporation, approving this Amendment to the 2019 Plan to increase the total number of shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) reserved and available for issuance under the 2019 Plan as follows:

1. Section V.A of the 2019 Plan is hereby amended to read in its entirety as follows:

“The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2019 Plan shall not exceed 4,366,667 shares.”

2. All other terms and provisions of the 2019 Plan shall remain unchanged and in full force and effect as written.

3. A majority in voting interest of the stockholders present online or by proxy and entitled to vote via proxy as of the date of the meeting of stockholders at which this Amendment No. 2 was considered, has duly approved this Amendment No. 2 to the 2019 Plan.

IN WITNESS WHEREOF, this Amendment No. 1 to the 2019 Plan is made effective this 28th day of July, 2021.

VIVOS THERAPEUTICS, INC.

By:
Name:
Title:

37

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy

Click on Proxy Voter Login and log-on using the below control number. Voting will be open

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX

Mark, sign and date your proxy card and return it to 646-536-3179.

VOTE/ATTEND VIRTUAL MEETING

If you would like to vote/attend virtually, please attend the Annual Meeting to be held on September 22, 2023 at 2:00 p.m. Mountain Time. More information for this meeting is located on the other side of this card.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Vivos Therapeutics, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" ALL OTHER LISTED PROPOSALS.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. **Election of Directors:**

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 R. Kirk Hunstman
02 Ralph E. Green
03 Anja Krammer
04 Mark F. Linsday
05 Leonard J. Sokolow
06 Matthew Thompson

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date __________ **Signature** __________ **Signature, if held jointly** __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

VIVOS THERAPEUTICS, INC.

Annual Meeting of Stockholders
September 22, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ONLINE VIRTUALLY ON SEPTEMBER 22, 2023

This Notice, the Proxy Statement for our 2022 Annual Meeting and our 2022 Annual Report are available online at:
www.vivos.com/investor-relations/

In order to gain access to the virtual meeting, please follow the instructions below:
https://vivoslife.zoom.us/j/87111802292?pwd=K1FMNDl1UHU4amdkMnVrS3RSYWNxQT09
Passcode: XXXX

Or One tap mobile :
+17193594580,,87111802292#,,,,*323201# US or +16694449171,,87111802292#,,,,*323201# US
Or Telephone:
Dial(for higher quality, dial a number based on your current location):
+1 719 359 4580 US, +1 669 444 9171 US, +1 669 900 6833 US (San Jose), +1 253 205 0468 US, +1 253 215 8782 US (Tacoma)
+1 346 248 7799 US (Houston), +1 408 638 0968 US (San Jose), +1 309 205 3325 US, +1 312 626 6799 US (Chicago),
+1 360 209 5623 US, +1 386 347 5053 US, +1 507 473 4847 US, +1 564 217 2000 US, +1 646 876 9923 US (New York),
+1 646 931 3860 US, +1 689 278 1000 US, +1 301 715 8592 US (Washington DC), +1 305 224 1968 US

International numbers available: https://vivoslife.zoom.us/u/kbHiNVORAo

Webinar ID: 871 1180 2292
Passcode: XXXX

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

VIVOS THERAPEUTICS, INC.

The undersigned, revoking all prior proxies, hereby appoints each of R. Kirk Hunstman and Bradford Amman, with full power of substitution, as proxy to represent and vote all shares of common stock of Vivos Therapeutics, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the 2023 Annual Meeting of the Stockholders of the Company to be held virtually online on September 22, 2023, at 2:00 p.m., Mountain Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the amendment to the 2019 Plan, FOR the election of the listed nominees as directors, FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, FOR the approval of an amendment the Company's Certificate of Incorporation to effect a reverse stock split, and to consider and act on such other matters that legally come before the meeting, as said proxy(s) may deem advisable.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)